Exhibit 10.90

HIBERNIA CORPORATION

2005 DEFERRED AWARD PLAN

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (the “Amendment”) to the Hibernia Corporation 2005 Deferred Award Plan (the “Plan”) is made as of the 26th day of October 2005.

WHEREAS, Hibernia Corporation, a Corporation organized and existing under the laws of the State of Louisiana (the “Company”), maintains the Plan, which was adopted by the Board of Directors of the Company (the “Board”); and

WHEREAS, under the terms of the Plan, the Board has the authority to amend the Plan; and

WHEREAS, the Board approved the following amendment to the Plan on October 26, 2005;

NOW, THEREFORE, in consideration of the premises set forth above, and effective as of the date first above written, the Plan shall be and hereby is amended as follows:

1. Section 4.4 of the Plan is hereby amended by deleting the reference therein to “September 30, 2006” and substituting in its place the words “December 31, 2006”.

2. On and after the date hereof, each reference in the Plan to “this Plan,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Plan as amended hereby.

IN WITNESS WHEREOF, the Committee has caused this Amendment No. 1 to be executed as of the month, day and year first above written.

HIBERNIA CORPORATION

By:	/s/ J. Herbert Boydstun
J. Herbert Boydstun
President and Chief Executive Officer